Exhibit 99.2

NATIONAL COMMERCE FINANCIAL CORPORATION

Quarterly Financial Results

First Quarter 2003

	Page
Highlights	2	Current Quarter Financial Highlights
		— First Quarter 2003 vs Fourth Quarter 2002
		— First Quarter 2003 vs First Quarter 2002

	3	Five Quarter Financial Highlights

Income Statement	4	Current Quarter Consolidated Statement of Income
		— First Quarter 2003 vs Fourth Quarter 2002
		— First Quarter 2003 vs First Quarter 2002

	5	Five Quarter Consolidated Statements of Income

	6	Current Quarter Operating Segment Statement of Income
		— First Quarter 2003 vs Fourth Quarter 2002
		— First Quarter 2003 vs First Quarter 2002

	7	Five Quarter Operating Segment Statements of Income

Balance Sheet	8	Current Quarter Average Balance Sheet
		— First Quarter 2003 vs Fourth Quarter 2002
		— First Quarter 2003 vs First Quarter 2002

	9	Five Quarter Average Balance Sheets

	10	Current Quarter End of Period Balance Sheet
		— First Quarter 2003 vs Fourth Quarter 2002
		— First Quarter 2003 vs First Quarter 2002

	11	Five Quarter End of Period Balance Sheets

	12	Rollforward of Stockholders’ Equity

Asset Quality	13	Current Quarter Asset Quality Analysis
		— First Quarter 2003 vs Fourth Quarter 2002
		— First Quarter 2003 vs First Quarter 2002

	14	Five Quarter Asset Quality Analysis

Net Interest Margin	15	Five Quarter Average Balance Sheets and Net Interest Income Analysis

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended			% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
Earnings and Earnings Per Share	03/31/2003		12/31/2002		03/31/2003	03/31/2002
Revenues (TE)	$293,671		300,137	(2.2)	293,671	271,354	8.2

GAAP net income	$64,090		84,866	(24.5)	64,090	74,899	(14.4)
Conversion/merger expenses, net of tax	—		—	—	—	3,211	(100.0)
First Mercantile litigation, net of tax	12,775		—	—	12,775	—	—
Amortization of core deposit, net of tax	9,933		10,306	(3.6)	9,933	10,620	(6.5)

Operating cash earnings	$86,798		95,172	(8.8)	86,798	88,730	(2.2)

Average basic shares outstanding	205,270,721		205,360,814		205,270,721	205,745,885
Average diluted shares outstanding	206,755,698		206,994,530		206,755,698	208,287,199
Basic EPS—GAAP	$.31		.41	(24.4)	.31	.36	(13.9)
Diluted EPS—GAAP	.31		.41	(24.4)	.31	.36	(13.9)
Basic EPS— Operating Cash	.42		.46	(8.7)	.42	.43	(2.3)
Diluted EPS—Operating Cash	.42		.46	(8.7)	.42	.43	(2.3)

Key Performance Ratios
Net interest margin	3.98%		4.20		3.98	4.39
GAAP efficiency ratio	64.45		55.25		64.45	56.31
Return on average assets	1.22		1.60		1.22	1.55
Return on average equity	9.64		12.70		9.64	12.21
Operating cash efficiency ratio	50.69		48.34		50.69	46.54
Banking operating cash efficiency ratio	47.03		43.73		47.03	42.31
Cash return on average tangible assets	1.76		1.92		1.76	1.97
Cash return on average tangible equity	25.33		28.37		25.33	29.83

Asset Quality Ratios
Loan loss allowance to total loans	1.33%		1.26		1.33	1.31
Net loans charged-off (annualized) to average loans	.24		.22		.24	.26
Nonperforming assets to loans plus foreclosed real
estate and other repossessed assets	.55		.51		.55	.39
Loan loss allowance to net charge-offs (annualized)	5.23	x	5.78		5.23	5.05
Loan loss allowance to nonperforming loans	4.96		5.30		4.96	4.89

Selected Average Balances
Assets	$21,292,442		20,981,013	1.5	21,292,442	19,547,879	8.9
Tangible assets	19,986,277		19,661,833	1.7	19,986,277	18,266,619	9.4
Loans (1)	12,789,028		12,803,821	(.1)	12,789,028	12,108,855	5.6
Core deposits	12,734,843		12,586,572	1.2	12,734,843	11,733,235	8.5
Stockholders' equity	2,695,846		2,650,155	1.7	2,695,846	2,487,581	8.4
Tangible stockholders' equity	1,389,681		1,330,975	4.4	1,389,681	1,206,321	15.2

Selected Period End Balances
Assets	$21,721,985		21,472,116	1.2	21,721,985	20,086,505	8.1
Tangible assets	20,424,021		20,158,082	1.3	20,424,021	18,726,573	9.1
Loans (1)	12,288,866		12,923,940	(4.9)	12,288,866	12,264,784.2
Core deposits	13,121,371		12,771,186	2.7	13,121,371	12,568,334	4.4
Stockholders' equity	2,696,014		2,682,432.5		2,696,014	2,502,225	7.7
Tangible stockholders' equity	1,398,050		1,368,398	2.2	1,398,050	1,142,293	22.4
Shares outstanding	205,009,566		205,408,183		205,009,566	206,163,422
Number of banking offices	483		479		483	445
Number of ATMs	559		554		559	533
Number of full-time equivalent employees (FTE)	5,564		5,490		5,564	5,278

Capital Ratios
Average equity to average assets	12.66%		12.63		12.66	12.73
Average tangible equity to average tangible assets	6.95		6.77		6.95	6.60
Period-end tangible equity to period-end tangible assets	6.85		6.79		6.85	6.10
Risk-based capital ratios:
Tier 1 capital	11.40E		10.87		11.40E	10.10
Total capital	12.56E		12.00		12.56E	11.30
Leverage ratio	7.99E		7.91		7.99E	7.68

E—Estimated

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended
Earnings and Earnings Per Share	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
Revenues	$293,671	300,137	296,670	285,892	271,354

GAAP net income	$64,090	84,866	82,977	80,868	74,899
Conversion/merger expenses, net of tax	—	—	—	—	3,211
First Mercantile litigation, net of tax	12,775	—	—	—	—
Amortization of core deposit, net of tax	9,933	10,306	10,679	11,052	10,620

Operating cash earnings	$86,798	95,172	93,656	91,920	88,730

Average Basic Shares Outstanding	205,270,721	205,360,814	206,258,720	206,368,053	205,745,885
Average Diluted Shares Outstanding	206,755,698	206,994,530	208,328,301	208,978,097	208,287,199
Basic EPS—GAAP	$.31	.41	.40	.39	.36
Diluted EPS—GAAP	.31	.41	.40	.39	.36
Basic EPS— Operating Cash	.42	.46	.45	.45	.43
Diluted EPS—Operating Cash	.42	.46	.45	.44	.43

Key Performance Ratios
Net interest margin	3.98%	4.20	4.27	4.33	4.39
GAAP efficiency ratio	64.45	55.25	54.16	54.25	56.31
Return on average assets	1.22	1.60	1.59	1.60	1.55
Return on average equity	9.64	12.70	12.63	12.82	12.21
Operating cash efficiency ratio	50.69	48.34	46.90	46.47	46.54
Banking operating cash efficiency ratio	47.03	43.73	42.60	42.64	42.31
Cash return on average tangible assets	1.76	1.92	1.92	1.95	1.97
Cash return on average tangible equity	25.33	28.37	29.22	31.28	29.83

Asset Quality Ratios
Loan loss allowance to total loans	1.33%	1.26	1.28	1.30	1.31
Net loans charged-off (annualized) to average loans	.24	.22	.29	.24	.26
Nonperforming assets to loans plus foreclosed real
estate and other repossessed assets	.55	.51	.50	.53	.39
Loan loss allowance to net charge-offs (annualized)	5.23x	5.78	4.44	5.53	5.05
Loan loss allowance to nonperforming loans	4.96	5.30	5.51	5.30	4.89

Selected Average Balances
Assets	$21,292,442	20,981,013	20,639,674	20,233,304	19,547,879
Tangible assets	19,986,277	19,661,833	19,304,887	18,881,879	18,266,619
Loans (1)	12,789,028	12,803,821	12,600,075	12,335,537	12,108,855
Core deposits	12,734,843	12,586,572	12,358,788	12,405,823	11,733,235
Stockholders' equity	2,695,846	2,650,155	2,606,497	2,529,919	2,487,581
Tangible stockholders' equity	1,389,681	1,330,975	1,271,710	1,178,494	1,206,321

Selected Period End Balances
Assets	$21,721,985	21,472,116	20,943,731	20,812,168	20,086,505
Tangible assets	20,424,021	20,158,082	19,617,548	19,469,081	18,726,573
Loans (1)	12,288,866	12,923,940	12,740,563	12,470,030	12,264,784
Core deposits	13,121,371	12,771,186	12,566,599	12,487,536	12,568,334
Stockholders' equity	2,696,014	2,682,432	2,639,513	2,596,386	2,502,225
Tangible stockholders' equity	1,398,050	1,368,398	1,313,330	1,253,299	1,142,293
Shares outstanding	205,009,566	205,408,183	205,767,938	206,417,264	206,163,422
Number of banking offices	483	479	472	466	445
Number of ATMs	559	554	550	554	533
Number of full-time equivalent employees (FTE)	5,564	5,490	5,402	5,469	5,278

Capital Ratios
Average equity to average assets	12.66%	12.63	12.63	12.50	12.73
Average tangible equity to average tangible assets	6.95	6.77	6.59	6.24	6.60
Period-end tangible equity to period-end tangible assets	6.85	6.79	6.69	6.44	6.10
Risk-based capital ratios:
Tier 1 capital	11.40E	10.87	10.55	10.49	10.10
Total capital	12.56E	12.00	11.74	11.69	11.30
Leverage ratio	7.99E	7.91	7.85	7.76	7.68

E—Estimated

(1)     In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
Income Statement	03/31/2003	12/31/2002		03/31/2003	03/31/2002
Loan income (TE)	$199,861	214,799	(7.0)	199,861	220,821	(9.5)
Securities income (TE)	70,263	71,601	(1.9)	70,263	68,943	1.9
Other interest income (TE)	192	199	(3.5)	192	317	(39.4)

Total interest income (TE)	270,316	286,599	(5.7)	270,316	290,081	(6.8)

Savings/NOW and money market expense	11,957	14,036	14.8	11,957	17,402	31.3
Jumbo and brokered CD expense	7,189	8,281	13.2	7,189	8,818	18.5
Consumer time deposit expense	38,142	40,878	6.7	38,142	48,614	21.5

Interest expense on deposits	57,288	63,195	9.3	57,288	74,834	23.4
Short-term borrowed funds expense	4,368	4,463	2.1	4,368	3,500	(24.8)
FHLB advances expense	22,118	23,667	6.5	22,118	23,189	4.6
Trust preferred securities and long-term debt expense	2,160	2,458	12.1	2,160	2,481	12.9

Total interest expense	85,934	93,783	8.4	85,934	104,004	17.4

Net interest income (TE)	184,382	192,816	(4.4)	184,382	186,077	(.9)
Taxable equivalent adjustment	6,940	6,993	(.8)	6,940	7,396	(6.2)

Net interest income	177,442	185,823	(4.5)	177,442	178,681	(.7)
Provision for loan losses	7,684	7,127	(7.8)	7,684	5,514	(39.4)

Net interest income after provision	169,758	178,696	(5.0)	169,758	173,167	(2.0)

Service charges on deposits	41,250	43,884	(6.0)	41,250	33,826	21.9
Other service charges and fees	9,341	9,736	(4.1)	9,341	8,978	4.0
Broker/dealer revenue	21,081	22,982	(8.3)	21,081	15,413	36.8
Asset management	12,382	11,743	5.4	12,382	12,900	(4.0)
Mortgage banking income	13,880	6,896	101.3	13,880	3,276	323.7
Equity earnings from First Market Bank	926	1,084	(14.6)	926	516	79.5
Other	7,965	8,968	(11.2)	7,965	7,648	4.1
Investment securities gains, net	2,464	2,028	21.5	2,464	2,720	(9.4)

Total noninterest income	109,289	107,321	1.8	109,289	85,277	28.2

Personnel	81,679	75,630	(8.0)	81,679	68,878	(18.6)
Occupancy	12,904	12,866	(.3)	12,904	10,977	(17.6)
Equipment	7,405	7,707	3.9	7,405	6,227	(18.9)
Core deposit amortization	16,284	16,895	3.6	16,284	17,410	6.5
Other	46,872	48,873	4.1	46,872	40,205	(16.6)
First Mercantile litigation	19,654	—	—	19,654	—	—
Conversion/merger expenses	—	—	—	—	4,940	100.0

Total noninterest expense	184,798	161,971	(14.1)	184,798	148,637	(24.3)

Income before income taxes	94,249	124,046	(24.0)	94,249	109,807	(14.2)
Income taxes	30,159	39,180	23.0	30,159	34,908	13.6

GAAP net income	64,090	84,866	(24.5)	64,090	74,899	(14.4)
Conversion/merger expenses, net of tax	—	—	—	—	3,211	(100.0)
First Mercantile litigation, net of tax	12,775	—	—	12,775	—	—
Amortization of core deposit, net of tax	9,933	10,306	(3.6)	9,933	10,620	(6.5)

Operating cash earnings	$86,798	95,172	(8.8)	86,798	88,730	(2.2)

Average Common Shares Outstanding
Basic	205,270,721	205,360,814		205,270,721	205,745,885
Diluted	206,755,698	206,994,530		206,755,698	208,287,199

Earnings and Dividends Per Share
Basic GAAP	$.31	.41	(24.4)	.31	.36	(13.9)
Diluted GAAP	.31	.41	(24.4)	.31	.36	(13.9)

Basic operating cash	.42	.46	(8.7)	.42	.43	(2.3)
Diluted operating cash	.42	.46	(8.7)	.42	.43	(2.3)

Cash dividends	.17	.17	—	.17	.15	13.3

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended
Income Statement	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
Loan income (TE)	$199,861	214,799	217,482	218,856	220,821
Securities income (TE)	70,263	71,601	73,283	73,168	68,943
Other interest income (TE)	192	199	217	270	317

Total interest income (TE)	270,316	286,599	290,982	292,294	290,081

Savings/NOW and money market expense	11,957	14,036	15,605	18,527	17,402
Jumbo and brokered CD expense	7,189	8,281	8,611	8,290	8,818
Consumer time deposit expense	38,142	40,878	41,651	45,046	48,614

Interest expense on deposits	57,288	63,195	65,867	71,863	74,834
Short-term borrowed funds expense	4,368	4,463	5,393	4,461	3,500
FHLB advances expense	22,118	23,667	24,010	22,626	23,189
Trust preferred securities and long-term debt expense	2,160	2,458	2,410	2,474	2,481

Total interest expense	85,934	93,783	97,680	101,424	104,004

Net interest income (TE)	184,382	192,816	193,302	190,870	186,077
Taxable equivalent adjustment	6,940	6,993	7,442	7,628	7,396

Net interest income	177,442	185,823	185,860	183,242	178,681
Provision for loan losses	7,684	7,127	10,990	8,713	5,514

Net interest income after provision	169,758	178,696	174,870	174,529	173,167

Service charges on deposits	41,250	43,884	41,391	40,301	33,826
Other service charges and fees	9,341	9,736	9,971	9,696	8,978
Broker/dealer revenue	21,081	22,982	19,600	17,650	15,413
Asset management	12,382	11,743	12,785	13,488	12,900
Mortgage banking income	13,880	6,896	5,350	2,972	3,276
Equity earnings from First Market Bank	926	1,084	1,074	773	516
Other	7,965	8,968	8,137	8,448	7,648
Investment securities gains, net	2,464	2,028	5,060	1,694	2,720

Total noninterest income	109,289	107,321	103,368	95,022	85,277

Personnel	81,679	75,630	71,149	68,373	68,878
Occupancy	12,904	12,866	12,434	12,209	10,977
Equipment	7,405	7,707	7,454	6,800	6,227
Core deposit amortization	16,284	16,895	17,507	18,118	17,410
Other	46,872	48,873	48,114	45,462	40,205
First Mercantile litigation	19,654	—	—	—	—
Conversion/merger expenses	—	—	—	—	4,940

Total noninterest expense	184,798	161,971	156,658	150,962	148,637

Income before income taxes	94,249	124,046	121,580	118,589	109,807
Income taxes	30,159	39,180	38,603	37,721	34,908

GAAP net income	64,090	84,866	82,977	80,868	74,899
Conversion/merger expenses, net of tax	—	—	—	—	3,211
First Mercantile litigation, net of tax	12,775	—	—	—	—
Amortization of core deposit, net of tax	9,933	10,306	10,679	11,052	10,620

Operating cash earnings	$86,798	95,172	93,656	91,920	88,730

Average Common Shares Outstanding
Basic	205,270,721	205,360,814	206,258,720	206,368,053	205,745,885
Diluted	206,755,698	206,994,530	208,328,301	208,978,097	208,287,199
Earnings and Dividends Per Share
Basic GAAP	$.31	.41	.40	.39	.36
Diluted GAAP	.31	.41	.40	.39	.36
Basic operating cash	.42	.46	.45	.45	.43
Diluted operating cash	.42	.46	.45	.44	.43
Cash dividends	.17	.17	.17	.15	.15

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Operating Segment Statement of Income

(In Thousands)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	3/31/03	12/31/02		3/31/03	3/31/02
Traditional Banking
Net interest income (TE)	$179,151	186,706	(4.0)	179,151	181,636	(1.4)
Provision for loan losses	(7,684)	(7,127)	(7.8)	(7,684)	(5,514)	(39.4)
Noninterest income	65,795	64,623	1.8	65,795	47,886	37.4
Intangibles amortization	(16,284)	(16,895)	3.6	(16,284)	(17,410)	6.5
First Mercantile litigation	—	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	(4,940)	100.0
Noninterest expense	(115,201)	(109,897)	(4.8)	(115,201)	(97,102)	(18.6)

Income before income taxes (TE)	105,777	117,410	(9.9)	105,777	104,556	1.2
Income taxes	38,888	40,858	4.8	38,888	37,372	(4.1)

GAAP net income	66,889	76,552	(12.6)	66,889	67,184	(.4)
Conversion/merger expenses, net of tax	—	—	—	—	3,211	(100.0)
First Mercantile litigation, net of tax	—	—	—	—	—	—
Amortization of core deposit, net of tax	9,933	10,306	(3.6)	9,933	10,620	(6.5)

Operating cash earnings	$76,822	86,858	(11.6)	76,822	81,015	(5.2)

Financial Enterprises (2)
Net interest income (TE)	$5,231	6,110	(14.4)	5,231	4,441	17.8
Provision for loan losses	—	—	—	—	—	—
Noninterest income	44,644	44,304.8		44,644	38,543	15.8
Intangibles amortization	—	—	—	—	—	—
First Mercantile litigation	(19,654)	—	(100.0)	(19,654)	—	(100.0)
Conversion/merger expenses	—	—	—	—	—	—
Noninterest expense	(34,809)	(36,785)	5.4	(34,809)	(30,337)	(14.7)

Income before income taxes (TE)	(4,588)	13,629	(133.7)	(4,588)	12,647	(136.3)
Income tax expense (benefit)	(1,789)	5,315	133.7	(1,789)	4,932	136.3

GAAP net income	(2,799)	8,314	(133.7)	(2,799)	7,715	(136.3)
Conversion/merger expenses, net of tax	—	—	—	—	—	—
First Mercantile litigation, net of tax	12,775	—	100.0	12,775	—	100.0
Amortization of core deposit, net of tax	—	—	—	—	—	—

Operating cash earnings	$9,976	8,314	20.0	9,976	7,715	29.3

Fully Consolidated
Net interest income (TE)	$184,382	192,816	(4.4)	184,382	186,077	(.9)
Provision for loan losses	(7,684)	(7,127)	(7.8)	(7,684)	(5,514)	(39.4)
Noninterest income	109,289	107,321	1.8	109,289	85,277	28.2
Intangibles amortization	(16,284)	(16,895)	3.6	(16,284)	(17,410)	6.5
First Mercantile litigation	(19,654)	—	(100.0)	(19,654)	—	(100.0)
Conversion/merger expenses	—	—	—	—	(4,940)	100.0
Noninterest expense	(148,860)	(145,076)	(2.6)	(148,860)	(126,287)	(17.9)

Income before income taxes (TE)	101,189	131,039	(22.8)	101,189	117,203	(13.7)
Income taxes	37,099	46,173	19.7	37,099	42,304	12.3

GAAP net income	64,090	84,866	(24.5)	64,090	74,899	(14.4)
Conversion/merger expenses, net of tax	—	—	—	—	3,211	(100.0)
First Mercantile litigation, net of tax	12,775	—	100.0	12,775	—	100.0
Amortization of core deposit, net of tax	9,933	10,306	(3.6)	9,933	10,620	(6.5)

Operating cash earnings	$86,798	95,172	(8.8)	86,798	88,730	(2.2)

(1)	Inter-segment eliminations are not separately presented.
(2)	Revenues and expenses of NCF's correspondent mortgage business have been reclassified from Financial Enterprises to Traditional Banking for all periods presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Operating Segment Statements of Income

(In Thousands)

	Three Months Ended
	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
Traditional Banking
Net interest income (TE)	$179,151	186,706	187,990	186,041	181,636
Provision for loan losses	(7,684)	(7,127)	(10,990)	(8,713)	(5,514)
Noninterest income	65,795	64,623	62,402	55,090	47,886
Intangibles amortization	(16,284)	(16,895)	(17,507)	(18,118)	(17,410)
First Mercantile litigation	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	(4,940)
Noninterest expense	(115,201)	(109,897)	(106,668)	(102,812)	(97,102)

Income before income taxes (TE)	105,777	117,410	115,227	111,488	104,556
Income taxes	38,888	40,858	40,665	39,604	37,372

GAAP net income	66,889	76,552	74,562	71,884	67,184
Conversion/merger expenses, net of tax	—	—	—	—	3,211
First Mercantile litigation, net of tax	—	—	—	—	—
Amortization of core deposit, net of tax	9,933	10,306	10,679	11,052	10,620

Operating cash earnings	$76,822	86,858	85,241	82,936	81,015

Financial Enterprises (2)
Net interest income (TE)	$5,231	6,110	5,312	4,829	4,441
Provision for loan losses	—	—	—	—	—
Noninterest income	44,644	44,304	42,732	42,341	38,543
Intangibles amortization	—	—	—	—	—
First Mercantile litigation	(19,654)	—	—	—	—
Conversion/merger expenses	—	—	—	—	—
Noninterest expense	(34,809)	(36,785)	(34,249)	(32,441)	(30,337)

Income before income taxes (TE)	(4,588)	13,629	13,795	14,729	12,647
Income tax expense (benefit)	(1,789)	5,315	5,380	5,745	4,932

GAAP net income	(2,799)	8,314	8,415	8,984	7,715
Conversion/merger expenses, net of tax	—	—	—	—	—
First Mercantile litigation, net of tax	12,775	—	—	—	—
Amortization of core deposit, net of tax	—	—	—	—	—

Operating cash earnings	$9,976	8,314	8,415	8,984	7,715

Fully Consolidated
Net interest income (TE)	$184,382	192,816	193,302	190,870	186,077
Provision for loan losses	(7,684)	(7,127)	(10,990)	(8,713)	(5,514)
Noninterest income	109,289	107,321	103,368	95,022	85,277
Intangibles amortization	(16,284)	(16,895)	(17,507)	(18,118)	(17,410)
First Mercantile litigation	(19,654)	—	—	—	—
Conversion/merger expenses	—	—	—	—	(4,940)
Noninterest expense	(148,860)	(145,076)	(139,151)	(132,844)	(126,287)

Income before income taxes (TE)	101,189	131,039	129,022	126,217	117,203
Income taxes	37,099	46,173	46,045	45,349	42,304

GAAP net income	64,090	84,866	82,977	80,868	74,899
Conversion/merger expenses, net of tax	—	—	—	—	3,211
First Mercantile litigation, net of tax	12,775	—	—	—	—
Amortization of core deposit, net of tax	9,933	10,306	10,679	11,052	10,620

Operating cash earnings	$86,798	95,172	93,656	91,920	88,730

(1)	Inter-segment eliminations are not separately presented.
(2)	Revenues and expenses of NCF's correspondent mortgage business have been reclassified from Financial Enterprises to Traditional Banking for all periods presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Average Balance Sheet

(In Thousands)

	Three Months Ended		% Inc/(Decr)	Three Months Ended		% Inc/(Decr)
	03/31/2003	12/31/2002		03/31/2003	03/31/2002
Assets
Cash and due from banks	$398,564	419,601	(5.0)	398,564	472,661	(15.7)
Time deposits in other banks	9,575	8,491	12.8	9,575	28,133	(66.0)
Federal funds sold and other short-term investments	51,187	35,083	45.9	51,187	28,898	77.1
Investment securities (1)	5,706,704	5,382,247	6.0	5,706,704	4,829,779	18.2
Trading securities	87,496	70,464	24.2	87,496	75,722	15.5
Loans:
Commercial	3,350,959	3,246,050	3.2	3,350,959	2,987,844	12.2
Construction and commercial real estate	3,677,697	3,666,631.3		3,677,697	3,411,639	7.8
Mortgage (including loans held for sale) (2)	1,601,618	1,734,853	(7.7)	1,601,618	1,790,963	(10.6)
Consumer	3,945,287	3,950,658	(.1)	3,945,287	3,717,714	6.1
Revolving credit	76,939	73,195	5.1	76,939	65,489	17.5
Lease financing	136,528	132,434	3.1	136,528	135,206	1.0

Total loans	12,789,028	12,803,821	(.1)	12,789,028	12,108,855	5.6
Allowance for loan losses	163,203	163,012.1		163,203	157,676	3.5

Net loans	12,625,825	12,640,809	(.1)	12,625,825	11,951,179	5.6
Bank owned life insurance	228,214	224,742	1.5	228,214	213,996	6.6
Investment in First Market Bank	28,353	27,265	4.0	28,353	24,722	14.7
Premises and equipment	258,614	257,005.6		258,614	230,541	12.2
Goodwill	1,077,121	1,073,597.3		1,077,121	1,010,192	6.6
Core deposit intangibles	229,044	245,583	(6.7)	229,044	271,068	(15.5)
Other assets	591,745	596,126	(.7)	591,745	410,988	44.0

Total assets	$21,292,442	20,981,013	1.5	21,292,442	19,547,879	8.9

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,140,299	2,120,154	1.0	2,140,299	1,746,302	22.6
Savings, NOW and money market accounts	5,684,696	5,601,106	1.5	5,684,696	5,484,307	3.7
Jumbo and brokered certificates of deposit	1,796,198	1,740,695	3.2	1,796,198	1,571,856	14.3
Time deposits	4,909,848	4,865,312.9		4,909,848	4,502,626	9.0

Total deposits	14,531,041	14,327,267	1.4	14,531,041	13,305,091	9.2
Short-term borrowings	1,249,458	1,134,553	10.1	1,249,458	971,252	28.6
FHLB advances	2,056,896	2,132,665	(3.6)	2,056,896	2,093,957	(1.8)
Trust preferred securities and long-term debt	296,745	285,003	4.1	296,745	282,050	5.2
Other liabilities	462,456	451,370	2.5	462,456	407,948	13.4

Total liabilities	18,596,596	18,330,858	1.4	18,596,596	17,060,298	9.0

Stockholders’ Equity
Common stock	410,541	410,722	(.0)	410,541	411,492	(.2)
Additional paid-in capital	1,749,408	1,752,110	(.2)	1,749,408	1,765,703	(.9)
Retained earnings	485,214	439,535	10.4	485,214	297,896	62.9
Accumulated other comprehensive income	50,683	47,788	6.1	50,683	12,490	305.8

Total stockholders’ equity	2,695,846	2,650,155	1.7	2,695,846	2,487,581	8.4

Total liabilities and stockholders’ equity	$21,292,442	20,981,013	1.5	21,292,442	19,547,879	8.9

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.
(2)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets

(In Thousands)

	Three Months Ended
	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
Assets
Cash and due from banks	$398,564	419,601	418,062	436,473	472,661
Time deposits in other banks	9,575	8,491	5,475	22,411	28,133
Federal funds sold and other short-term investments	51,187	35,083	39,867	21,187	28,898
Investment securities(1)	5,706,704	5,382,247	5,310,350	5,197,443	4,829,779
Trading securities	87,496	70,464	75,782	89,229	75,722
Loans:
Commercial	3,350,959	3,246,050	3,164,303	3,062,154	2,987,844
Construction and commercial real estate	3,677,697	3,666,631	3,621,559	3,526,901	3,411,639
Mortgage (including loans held for sale) (2)	1,601,618	1,734,853	1,670,716	1,663,703	1,790,963
Consumer	3,945,287	3,950,658	3,940,340	3,880,490	3,717,714
Revolving credit	76,939	73,195	70,419	68,573	65,489
Lease financing	136,528	132,434	132,738	133,716	135,206

Total loans	12,789,028	12,803,821	12,600,075	12,335,537	12,108,855
Allowance for loan losses	163,203	163,012	162,243	160,711	157,676

Net loans	12,625,825	12,640,809	12,437,832	12,174,826	11,951,179

Bank owned life insurance	228,214	224,742	221,185	217,458	213,996
Investment in First Market Bank	28,353	27,265	26,221	25,317	24,722
Premises and equipment	258,614	257,005	251,228	247,739	230,541
Goodwill	1,077,121	1,073,597	1,071,943	1,070,724	1,010,192
Core deposit intangibles	229,044	245,583	262,844	280,701	271,068
Other assets	591,745	596,126	518,885	449,796	410,988

Total assets	$21,292,442	20,981,013	20,639,674	20,233,304	19,547,879

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,140,299	2,120,154	1,989,040	1,923,408	1,746,302
Savings, NOW and money market accounts	5,684,696	5,601,106	5,591,451	5,800,664	5,484,307
Jumbo and brokered certificates of deposit	1,796,198	1,740,695	1,683,886	1,533,119	1,571,856
Time deposits	4,909,848	4,865,312	4,778,297	4,681,751	4,502,626

Total deposits	14,531,041	14,327,267	14,042,674	13,938,942	13,305,091
Short-term borrowings	1,249,458	1,134,553	1,192,955	1,124,318	971,252
FHLB advances	2,056,896	2,132,665	2,133,208	1,949,166	2,093,957
Trust preferred securities and long-term debt	296,745	285,003	281,684	282,053	282,050
Other liabilities	462,456	451,370	382,656	408,906	407,948

Total liabilities	18,596,596	18,330,858	18,033,177	17,703,385	17,060,298

Stockholders’ Equity
Common stock	410,541	410,722	412,517	412,736	411,492
Additional paid-in capital	1,749,408	1,752,110	1,773,722	1,780,106	1,765,703
Retained earnings	485,214	439,535	386,072	344,678	297,896
Accumulated other comprehensive income	50,683	47,788	34,186	(7,601)	12,490

Total stockholders’ equity	2,695,846	2,650,155	2,606,497	2,529,919	2,487,581

Total liabilities and stockholders’ equity	$21,292,442	20,981,013	20,639,674	20,233,304	19,547,879

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.
(2)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter End of Period Balance Sheet

(In Thousands)

	As of		% Inc/(Decr)	As of		% Inc/(Decr)
	03/31/2003	12/31/2002		03/31/2003	03/31/2002
Assets
Cash and due from banks	$522,814	517,295	1.1	522,814	455,126	14.9
Time deposits in other banks	4,328	12,276	(64.7)	4,328	27,657	(84.4)
Federal funds sold and other short-term investments	42,899	73,186	(41.4)	42,899	11,871	261.4
Investment securities:
Available for sale	5,299,253	4,777,009	10.9	5,299,253	4,366,436	21.4
Held to maturity	1,295,609	925,652	40.0	1,295,609	719,841	80.0
Trading securities	80,842	116,954	(30.9)	80,842	96,583	(16.3)
Loans:
Commercial	3,403,217	3,329,451	2.2	3,403,217	3,044,614	11.8
Construction and commercial real estate	3,689,692	3,655,671.9		3,689,692	3,455,569	6.8
Mortgage (including loans held for sale) (1)	1,017,221	1,798,326	(43.4)	1,017,221	1,717,904	(40.8)
Consumer	3,966,994	3,933,482.9		3,966,994	3,845,195	3.2
Revolving credit	76,616	74,463	2.9	76,616	68,060	12.6
Lease financing	135,126	132,547	1.9	135,126	133,442	1.3

Total loans	12,288,866	12,923,940	(4.9)	12,288,866	12,264,784.2
Allowance for loan losses	162,842	163,424	(.4)	162,842	160,194	1.7

Net loans	12,126,024	12,760,516	(5.0)	12,126,024	12,104,590.2

Bank owned life insurance	230,228	227,051	1.4	230,228	216,212	6.5
Investment in First Market Bank	28,923	27,997	3.3	28,923	25,067	15.4
Premises and equipment	274,433	257,676	6.5	274,433	245,037	12.0
Goodwill	1,077,332	1,077,118.0		1,077,332	1,070,496.6
Core deposit intangibles	220,632	236,916	(6.9)	220,632	289,436	(23.8)
Other assets	518,668	462,470	12.2	518,668	458,153	13.2

Total assets	$21,721,985	21,472,116	1.2	21,721,985	20,086,505	8.1

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,383,806	2,241,833	6.3	2,383,806	1,995,028	19.5
Savings, NOW and money market accounts	5,795,400	5,666,407	2.3	5,795,400	5,846,894	(.9)
Jumbo and brokered certificates of deposit	1,804,492	1,723,548	4.7	1,804,492	1,583,986	13.9
Time deposits	4,942,165	4,862,946	1.6	4,942,165	4,726,412	4.6

Total deposits	14,925,863	14,494,734	3.0	14,925,863	14,152,320	5.5
Short-term borrowings	1,351,105	1,452,764	(7.0)	1,351,105	853,227	58.4
FHLB advances	1,951,912	2,106,474	(7.3)	1,951,912	1,878,220	3.9
Trust preferred securities and long-term debt	300,127	296,707	1.2	300,127	282,032	6.4
Other liabilities	496,964	439,005	13.2	496,964	418,481	18.8

Total liabilities	19,025,971	18,789,684	1.3	19,025,971	17,584,280	8.2

Stockholders’ Equity
Common stock	410,019	410,816	(.2)	410,019	412,327	(.6)
Additional paid-in capital	1,743,146	1,753,241	(.6)	1,743,146	1,777,898	(2.0)
Retained earnings	496,783	467,641	6.2	496,783	320,064	55.2
Accumulated other comprehensive income	46,066	50,734	(9.2)	46,066	(8,064)	(671.3)

Total stockholders’ equity	2,696,014	2,682,432.5		2,696,014	2,502,225	7.7

Total liabilities and stockholders’ equity	$21,721,985	21,472,116	1.2	21,721,985	20,086,505	8.1

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter End of Period Balance Sheets

(In Thousands Except Share and Per Share Data)

	As of
	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
Assets
Cash and due from banks	$522,814	517,295	484,879	481,326	455,126
Time deposits in other banks	4,328	12,276	2,984	6,544	27,657
Federal funds sold and other short-term investments	42,899	73,186	10,722	105,932	11,871
Investment securities:
Available for sale	5,299,253	4,777,009	4,512,627	4,632,713	4,366,436
Held to maturity	1,295,609	925,652	934,506	839,542	719,841
Trading securities	80,842	116,954	102,892	110,427	96,583
Loans:
Commercial	3,403,217	3,329,451	3,219,205	3,114,754	3,044,614
Construction and commercial real estate	3,689,692	3,655,671	3,668,588	3,582,421	3,455,569
Mortgage (including loans held for sale) (1)	1,017,221	1,798,326	1,685,122	1,658,905	1,717,904
Consumer	3,966,994	3,933,482	3,962,914	3,910,081	3,845,195
Revolving credit	76,616	74,463	71,805	69,388	68,060
Lease financing	135,126	132,547	132,929	134,481	133,442

Total loans	12,288,866	12,923,940	12,740,563	12,470,030	12,264,784
Allowance for loan losses	162,842	163,424	163,336	161,616	160,194

Net loans	12,126,024	12,760,516	12,577,227	12,308,414	12,104,590

Bank owned life insurance	230,228	227,051	223,425	219,542	216,212
Investment in First Market Bank	28,923	27,997	26,913	25,839	25,067
Premises and equipment	274,433	257,676	253,739	248,567	245,037
Goodwill	1,077,332	1,077,118	1,072,371	1,071,769	1,070,496
Core deposit intangibles	220,632	236,916	253,812	271,318	289,436
Other assets	518,668	462,470	487,634	490,235	458,153

Total assets	$21,721,985	21,472,116	20,943,731	20,812,168	20,086,505

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,383,806	2,241,833	2,185,954	2,051,963	1,995,028
Savings, NOW and money market accounts	5,795,400	5,666,407	5,558,221	5,732,415	5,846,894
Jumbo and brokered certificates of deposit	1,804,492	1,723,548	1,856,527	1,652,279	1,583,986
Time deposits	4,942,165	4,862,946	4,822,424	4,703,158	4,726,412

Total deposits	14,925,863	14,494,734	14,423,126	14,139,815	14,152,320
Short-term borrowings	1,351,105	1,452,764	1,012,128	1,352,416	853,227
FHLB advances	1,951,912	2,106,474	2,218,750	2,026,082	1,878,220
Trust preferred securities and long-term debt	300,127	296,707	279,112	282,108	282,032
Other liabilities	496,964	439,005	371,102	415,361	418,481

Total liabilities	19,025,971	18,789,684	18,304,218	18,215,782	17,584,280

Stockholders’ Equity
Common stock	410,019	410,816	411,536	412,835	412,327
Additional paid-in-capital	1,743,146	1,753,241	1,762,453	1,779,603	1,777,898
Retained earnings	496,783	467,641	417,769	369,912	320,064
Accumulated other comprehensive income (loss)	46,066	50,734	47,755	34,036	(8,064)

Total stockholders’ equity	2,696,014	2,682,432	2,639,513	2,596,386	2,502,225

Total liabilities and stockholders’ equity	$21,721,985	21,472,116	20,943,731	20,812,168	20,086,505

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.

NATIONAL COMMERCE FINANCIAL CORPORATION

Rollforward of Stockholders' Equity

Three Months ended March 31, 2003 and 2002

(In Thousands Except for Share Data)

	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Other Comp. Income	Total Stockholders' Equity
Balance January 1, 2002	205,058,713	$410,117	1,756,128	276,342	12,744	2,455,331
Net income	—	—	—	74,899	—	74,899
Restricted stock transactions, net	3,497	7	583	—	—	590
Options exercised, net of shares tendered	1,143,789	2,288	22,664	—	—	24,952
Shares repurchased and retired	—	—	—	—	—	—
Common stock issued in acquisitions	—	—	—	—	—	—
Cash dividends ($.15 per share)	—	—	—	(31,177)	—	(31,177)
Change in minimum pension liability, net of applicable income taxes	—	—	—	—	98	98
Change in unrealized losses on investment securities available for sale, net of applicable income taxes	—	—	—	—	(20,906)	(20,906)
Other transactions, net	(42,577)	(85)	(1,477)	—	—	(1,562)

Total equity, March 31, 2002	206,163,422	$412,327	1,777,898	320,064	(8,064)	2,502,225

Intangible assets						1,359,932

Tangible equity, March 31, 2002						1,142,293

Total equity, January 1, 2003	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432
Net income	—	—	—	64,090	—	64,090
Restricted stock transactions, net	1,568	3	606	—	—	609
Options exercised, net of shares tendered	213,009	427	2,566	—	—	2,993
Shares repurchased and retired	(589,800)	(1,180)	(12,800)	—	—	(13,980)
Common stock issued in acquisitions				—	—	—
Cash dividends ($.17 per share)	—	—	—	(34,948)	—	(34,948)
Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(742)	(742)
Change in unrealized gains on investment securities available for sale, net of applicable income taxes	—	—	—	—	(3,926)	(3,926)
Other transactions, net	(23,394)	(47)	(467)	—	—	(514)

Balance, March 31, 2003	205,009,566	$410,019	1,743,146	496,783	46,066	2,696,014

Intangible assets						1,297,964

Tangible equity, March 31, 2003						1,398,050

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Asset Quality

(In Thousands )

As Of And For The Three Months Ended	% Inc/(Decr)	As Of And For The Three Months Ended	% Inc/(Decr)
Allowance For Loan Losses	3/31/03	12/31/02	3/31/03	3/31/02
Beginning balance	$163,424	163,336.1	163,424	156,401	4.5
Charge-offs:
Commercial	(1,441)	(1,287)	12.0	(1,441)	(1,082)	33.2
Construction and commercial real estate	(141)	(123)	14.6	(141)	(98)	43.9
Secured by real estate	(727)	(951)	(23.6)	(727)	(883)	(17.7)
Consumer	(5,977)	(4,053)	47.5	(5,977)	(6,392)	(6.5)
Revolving credit	(941)	(1,255)	(25.0)	(941)	(944)	(.3)
Lease financing	(53)	(708)	(92.5)	(53)	(168)	(68.5)

Total charge-offs	(9,280)	(8,377)	10.8	(9,280)	(9,567)	(3.0)

Recoveries:
Commercial	273	125	118.4	273	375	(27.2)
Construction and commercial real estate	7	—	—	7	—	—
Secured by real estate	26	49	(46.9)	26	4	550.0
Consumer	931	813	14.5	931	1,116	(16.6)
Revolving credit	322	231	39.4	322	222	45.0
Lease financing	37	38	(2.6)	37	22	68.2

Total recoveries	1,596	1,256	27.1	1,596	1,739	(8.2)

Net charge-offs	(7,684)	(7,121)	7.9	(7,684)	(7,828)	(1.8)
Provision for loan losses	7,684	7,127	7.8	7,684	5,514	39.4
Changes from acquisitions (sales)	(582)	82	(809.8)	(582)	6,107	(109.5)

Ending balance	$162,842	163,424	(.4)	162,842	160,194	1.7

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$19,833	16,992	16.7	19,833	16,764	18.3
Construction and commercial real estate	6,883	8,531	(19.3)	6,883	13,095	(47.4)
Secured by real estate	2,105	2,261	(6.9)	2,105	1,463	43.9
Consumer	2,004	2,089	(4.1)	2,004	673	197.8
Lease financing	2,013	933	115.8	2,013	758	165.6

Total nonperforming loans	32,838	30,806	6.6	32,838	32,753.3
Foreclosed real estate	22,981	25,480	(9.8)	22,981	11,571	98.6

Nonperforming loans and foreclosed real estate	55,819	56,286	(.8)	55,819	44,324	25.9
Other repossessed assets	11,962	9,285	28.8	11,962	3,741	219.8

Nonperforming assets	$67,781	65,571	3.4	67,781	48,065	41.0

Ninety days past due and accruing	$56,104	56,384	(.5)	56,104	55,265	1.5

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.14%	.14	.14	.10
Construction and commercial real estate	.01	.01	.01	.01
Secured by real estate	.18	.21	.18	.20
Consumer	.52	.33	.52	.58
Revolving credit	3.26	5.55	3.26	4.47
Lease financing	.05	2.01	.05	.44
Net loans charged-off (annualized) to average loans	.24	.22	.24	.26
Nonperforming loans to total loans	.27	.24	.27	.27
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.45	.43	.45	.36
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.55	.51	.55	.39
Loan loss allowance to total loans	1.33	1.26	1.33	1.31
Loan loss allowance to loans (excluding loans held for sale)	1.37	1.31	1.37	1.31
Loan loss allowance to net charge-offs (annualized)	5.23	x	5.78	5.23	5.05
Loan loss allowance to nonperforming loans	4.96	5.30	4.96	4.89

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Asset Quality

(In Thousands)

As Of And For The Three Months Ended
Allowance For Loan Losses	03/31/2003	12/31/2002	09/30/2002	06/30/2002	03/31/2002
Beginning balance	$163,424	163,336	161,616	160,194	156,401
Charge-offs:
Commercial	(1,441)	(1,287)	(2,449)	(2,637)	(1,082)
Construction and commercial real estate	(141)	(123)	(126)	(37)	(98)
Secured by real estate	(727)	(951)	(666)	(985)	(883)
Consumer	(5,977)	(4,053)	(6,231)	(4,140)	(6,392)
Revolving credit	(941)	(1,255)	(955)	(926)	(944)
Lease financing	(53)	(708)	(249)	(173)	(168)

Total charge-offs	(9,280)	(8,377)	(10,676)	(8,898)	(9,567)

Recoveries:
Commercial	273	125	141	150	375
Construction and commercial real estate	7	—	6	2	—
Secured by real estate	26	49	119	88	4
Consumer	931	813	961	1,096	1,116
Revolving credit	322	231	179	287	222
Lease financing	37	38	—	(16)	22

Total recoveries	1,596	1,256	1,406	1,607	1,739

Net charge-offs	(7,684)	(7,121)	(9,270)	(7,291)	(7,828)
Provision for loan losses	7,684	7,127	10,990	8,713	5,514
Changes from acquisitions (sales)	(582)	82	—	—	6,107

Ending balance	$162,842	163,424	163,336	161,616	160,194

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$19,833	16,992	19,761	17,676	16,764
Construction and commercial real estate	6,883	8,531	6,976	9,988	13,095
Secured by real estate	2,105	2,261	278	238	1,463
Consumer	2,004	2,089	1,461	1,588	673
Lease financing	2,013	933	1,178	975	758

Total nonperforming loans	32,838	30,806	29,654	30,465	32,753
Foreclosed real estate	22,981	25,480	24,612	24,634	11,571

Nonperforming loans and foreclosed real estate	55,819	56,286	54,266	55,099	44,324
Other repossessed assets	11,962	9,285	9,688	10,602	3,741

Nonperforming assets	$67,781	65,571	63,954	65,701	48,065

Ninety days past due and accruing	56,104	56,384	49,803	52,351	55,265

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.14%	.14	.29	.33	.10
Construction and commercial real estate	.01	.01	.01	.00	.01
Secured by real estate	.18	.21	.13	.22	.20
Consumer	.52	.33	.53	.31	.58
Revolving credit	3.26	5.55	4.37	3.74	4.47
Lease financing	.05	2.01	.74	.57	.44
Net loans charged-off (annualized) to average loans	.24	.22	.29	.24	.26
Nonperforming loans to total loans	.27	.24	.23	.24	.27
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.45	.43	.43	.44	.36
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.55	.51	.50	.53	.39
Loan loss allowance to total loans	1.33	1.26	1.28	1.30	1.31
Loan loss allowance to loans (excluding loans held for sale)	1.37	1.31	1.30	1.31	1.31
Loan loss allowance to net charge-offs (annualized)	5.23	x	5.78	4.44	5.53	5.05
Loan loss allowance to nonperforming loans	4.96	5.30	5.51	5.30	4.89

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	03/31/2003			12/31/2002			09/30/2002			06/30/2002			03/31/2002
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans (1)	$12,789,028	199,861	6.32%	12,803,821	214,799	6.67	12,600,075	217,482	6.86	12,335,537	218,856	7.11	12,108,855	220,821	7.38
Investment securities (2)	5,706,704	69,677	4.88	5,382,247	71,006	5.28	5,310,350	72,611	5.47	5,197,443	72,555	5.58	4,829,779	68,501	5.67
Trading securities	87,496	586	2.68	70,464	595	3.38	75,782	672	3.55	89,229	613	2.75	75,722	442	2.33
Time deposits in other banks	9,575	25	1.06	8,491	37	1.72	5,475	26	1.87	22,411	142	2.54	28,133	168	2.42
Federal funds sold and
other short-term investments	51,187	167	1.33	35,083	162	1.85	39,867	191	1.90	21,187	128	2.43	28,898	149	2.09

Total earning assets	18,643,990	270,316	5.85	18,300,106	286,599	6.23	18,031,549	290,982	6.42	17,665,807	292,294	6.63	17,071,387	290,081	6.86

Non-earning assets:
Cash and due from banks	398,564			419,601			418,062			436,473			472,661
Bank owned life insurance	228,214			224,742			221,185			217,458			213,996
Investment in First Market Bank	28,353			27,265			26,221			25,317			24,722
Premises and equipment	258,614			257,005			251,228			247,739			230,541
Goodwill	1,077,121			1,073,597			1,071,943			1,070,724			1,010,192
Core deposit intangibles	229,044			245,583			262,844			280,701			271,068
Other assets, net	428,542			433,114			356,642			289,085			253,312

Total assets	$21,292,442			20,981,013			20,639,674			20,233,304			19,547,879

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,684,696	11,957.85%		5,601,106	14,036.99		5,591,451	15,605	1.11	5,800,664	18,527	1.28	5,484,307	17,402	1.29
Jumbo and brokered certificates of deposit	1,796,198	7,189	1.62	1,740,695	8,281	1.89	1,683,886	8,611	2.03	1,533,119	8,290	2.17	1,571,856	8,818	2.28
Time deposits	4,909,848	38,142	3.15	4,865,312	40,878	3.33	4,773,297	41,651	3.46	4,681,751	45,046	3.86	4,502,626	48,614	4.38

Total interest-bearing deposits	12,390,742	57,288	1.88	12,207,113	63,195	2.05	12,053,634	65,867	2.17	12,015,534	71,863	2.40	11,558,789	74,834	2.63
Short-term borrowings	1,249,458	4,368	1.40	1,134,553	4,463	1.56	1,192,955	5,393	1.79	1,124,318	4,461	1.59	971,252	3,500	1.46
FHLB advances	2,056,896	22,118	4.36	2,132,665	23,667	4.40	2,133,208	24,010	4.47	1,949,166	22,626	4.66	2,093,957	23,189	4.49
Trust preferred securities and long-term debt	296,745	2,160	2.95	285,003	2,458	3.45	281,684	2,410	3.42	282,053	2,474	3.51	282,050	2,481	3.52

Total interest-bearing liabilities	15,993,841	85,934	2.18	15,759,334	93,783	2.36	15,661,481	97,680	2.47	15,371,071	101,424	2.65	14,906,048	104,004	2.83

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,140,299			2,120,154			1,989,040			1,923,408			1,746,302
Other liabilities	462,456			451,370			382,656			408,906			407,948
Stockholders’ equity	2,695,846			2,650,155			2,606,497			2,529,919			2,487,581

Total liabilities and stockholders’ equity	$21,292,412			20,981,013			20,639,674			20,233,304			19,547,879

Net interest income and margin		$184,382	3.98%		192,816	4.20		193,302	4.27		190,870	4.33		186,077	4.39

Interest rate spread			3.67%			3.87			3.95			3.98			4.03

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The average and period end balances were reduced by $50 million and $646 million, respectively.
(2)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.